                                                                   Exhibit 99.05
                                                                   -------------

                 Consent to Be Named as a Prospective Director
                 ---------------------------------------------


        The undersigned hereby consents to being named as a prospective director of Ameren Corporation ("Ameren") in the Registration Statement on Form S-4 filed with the Securities and Exchange Commission.


                                        /s/ Charles W. Mueller
                                        ----------------------
                                        Charles W. Mueller